UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

NUZEE, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization	000-55157 (Commission File #)	38-3849791 (IRS Employer Identification No.)

1700 Capital Avenue, Suite 100, Plano, Texas 75074 (Address of principal executive offices)

(760) 295-2408 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As set forth below in Item 5.07, on October 22, 2019, the stockholders of NuZee, Inc. (the “Company”) approved a proposal granting the board of directors of the Company (the “Board”) discretionary authority to file an amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation, as amended (the “Articles”), which amends Section 1 of the Articles to effect a reverse stock split of the Company’s common stock, par value $.00001 (the “Common Stock”), at any ratio from 1-for-3 to 1-for-5 at the Board’s discretion. On October 22, 2019, the Board approved a 1-for-3 reverse stock split of the Common Stock (the “Reverse Stock Split”). Accordingly, each holder of Common Stock will receive one share of Common Stock for every three shares such stockholder held immediately prior to the effectiveness of the Reverse Stock Split. The Certificate of Amendment became effective upon acceptance of the Company’s filing of the Certificate of Amendment with the Secretary of State of Nevada.

The above description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 22, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Name of Nominee	For	Withheld	Broker Non-Votes
Masateru Higashida	24,555,549	130,000	0
Kevin J. Conner	24,555,549	130,000	0
J. Chris Jones	24,555,549	130,000	0
Shanoop Kothari	24,555,549	130,000	0
Allen S. Morton	24,555,549	130,000	0

Proposal 2 – Amendment of Articles of Incorporation to Effect a Reverse Stock Split

Votes For:	24,555,549
Votes Against:	40,000
Abstain:	90,000
Broker Non-Votes:	0

Proposal 3 – Adoption of 2019 Stock Incentive Plan

Votes For:	23,075,549
Votes Against:	1,520,000
Abstain:	90,000
Broker Non-Votes:	0

Proposal 4 – Advisory Vote on Frequency of Advisory Votes on the Compensation of Named Executive Officers

One Year:	23,756,749
Two Years:	0
Three Years:	0
Abstain:	928,800
Broker Non-Votes:	0

Proposal 5 – Advisory Vote on Compensation of Named Executive Officers

Votes For:	23,075,549
Votes Against:	0
Abstain:	1,610,000
Broker Non-Votes:	0

Proposal 6 – Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For:	24,595,549
Votes Against:	0
Abstain:	90,000
Broker Non-Votes:	0

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: October 28, 2019By:  /s/ Shanoop Kothari

Shanoop Kothari

Senior Vice President and Chief Financial Officer